UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report(Date of Earliest Event Reported): October 25, 2011

GOLIATH FILM AND MEDIA HOLDINGS

 (Exact name of registrant as specified in its charter)

CHINA ADVANCED TECHNOLOGY

(Former name)

NEVADA

(State or other jurisdiction of incorporation)

0-18945

84-1055077

(Commission File Number)     (IRS Employer Identification No.)

640 S. San Vicente Blvd., Fifth Floor, Los Angeles,  California 90048(Address of principal executive offices and zip code)

(919) 370-4408

(Registrant's telephone number including area code)

700 Market Street, Chapel Hill, North Carolina 27516

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Goliath Film and Media Holdings from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information that is based upon beliefs of, and information currently available to Goliath Film and Media Holdings’s management, as well as estimates and assumptions made by management. When used in the Filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to us or our management, identify forward-looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) relating to industry, our operations and results of operations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.  The following discussion should be read in conjunction with the audited consolidated financial statements of Goliath Film and Media Holdings as of  April 30, 2011and the related notes thereto, and the unaudited interim consolidated financial statements as of July 31, 2011 and the related notes thereto filed with the Commission.

In this Form 8-K, references to “we,” “our,” “us,” or the “Company” refer to Goliath Film and Media Holdings and its subsidiary and controlled companies.

Item 1.01 Entry Into A Material Definitive Agreement

On October 25, 2011, we entered into an Agreement and Plan of Reorganization  (the “Exchange Agreement”), (the “Exchange Agreement”), pursuant to which we acquired  Goliath Film and Media International ("Goliath").  Goliath is a distributor of feature length movies.

The transaction closed on October 26, 2011 (the “Closing Date”). On the Closing Date the Company  acquired Goliath by the issuance of 47,000,000 shares of Common Stock of the Company, constituting 70.1% of the outstanding shares after giving effect to their issuance and the cancellation of 15,619,576 shares held by the Company’s prior control person.  As of the date of this Current Report, 67,000,000 shares are issued and outstanding. On the Closing Date, the name of the Company was changed from China Advanced Technology to Goliath Film and Media Holdings.  All share numbers herein have been adjusted for an eight-for-1 forward stock split effected as of the Closing Date. The Company has filed for the forward stock split and name change with the Financial Regulatory Authority and expects the forward stock split to be reflected in the trading market within a few weeks.

A copy of the Exchange Agreement is included as Exhibit 2.1 to this Current Report on Form 8-K and is hereby incorporated by reference. All references to the Exchange Agreement and other exhibits to this Current Report are qualified in their entirety by the text of such exhibits.

Item 2.01 Completion of Acquisition or Disposition of Assets

Closing of Exchange Agreement

The Exchange Agreement closed on October 26, 2011. On October 31, 2011, the Board of Directors voted to dispose of the operating subsidiary Live Wise, Inc. and to sell it to former management. The purchase price was the cancellation of 15,619,576 shares held by former management and the cancellation of a $57,906 promissory note and interest thereon due to such individual.

RISK FACTORS

Risks Relating to Our Business

Our limited operating history makes it difficult to evaluate our future business prospects and to make decisions based on of our historical performance.

We have a limited operating history, which makes it difficult to evaluate our business on the basis of historical operations. As a consequence, it is difficult to forecast our future results based upon our historical data. Reliance on our historical results may not be representative of the results we will achieve. Because of the uncertainties related to our lack of historical operations, we may be hindered in our ability to anticipate and timely adapt to increases or decreases in sales, product costs or expenses. If we make poor budgetary decisions as a result of unreliable historical data, we could be less profitable or incur losses, which may result in a decline in our stock price.

Economic conditions and uncertain economic outlook could adversely affect the Company’s results of operations and financial condition

The global economy is currently undergoing a period of unprecedented volatility. The Company cannot predict when economic conditions will improve or stabilize. A prolonged period of economic volatility or decline could have a material adverse affect on the Company’s results of operations and financial condition and/or exacerbate the other risks related to its business.

Our results of operations are difficult to predict and depend on a variety of factors

        Our results of operations will depend significantly upon the commercial success of the motion pictures and television programming that we distribute, which cannot be predicted with certainty. Accordingly, our results of operations may fluctuate significantly from period to period, and the results of any one period may not be indicative of the results for any future periods. Our results of operations also may fluctuate due to the timing, mix, number and availability of our theatrical motion picture and home entertainment releases, as well as license periods for our content. Our operating results may increase or decrease during a particular period or fiscal year due to differences in the number and/or mix of films released compared to the corresponding period in the prior year or prior fiscal year. Our operating results also fluctuate due to our accounting practices (which are standard for the industry) which may cause us to recognize the production and marketing expenses in different periods than the recognition of related revenues, which may occur in later periods. For example, in accordance with GAAP and industry practice, we are required to expense film advertising costs as incurred, but are also required to recognize the revenue from any motion picture or television program over the entire revenue stream expected to be generated by the individual picture or television program. In addition, we amortize film and television programming costs using the "individual-film-forecast" method. Under this accounting method, we amortize film and television programming costs for each film or television program based on the following ratio:

Revenue earned by title in the current period
Estimated total future revenues by
title as of the beginning of the year

        We regularly review, and revise when necessary, our total revenue estimates on a title-by-title basis. This review may result in a change in the rate of amortization and/or a write-down of the film or television asset to its estimated fair value. Results of operations in future years depend upon our amortization of our film and television costs. Periodic adjustments in amortization rates may significantly affect these results.

        In addition, the comparability of our results may be affected by changes in accounting guidance or changes in our ownership of certain assets and businesses.  Accordingly, our results of operations from year to year may not be directly comparable to prior reporting periods.

        As a result of the foregoing and other factors, our results of operations may fluctuate significantly from period to period, and the results of any one period may not be indicative of the results for any future period.

Our results of operations depend significantly upon the commercial success of the motion pictures and television programming that we distribute, and underperformance at the box office of one or more motion pictures in any period can cause our results to be less than anticipated

        Our results of operations will depend significantly upon the commercial success of the motion pictures and television programming that we distribute, which cannot be predicted with certainty. In particular, the underperformance at the box office of one or more motion pictures in any period may cause our revenue and earnings results for that period (and potentially, subsequent periods) to be less than anticipated, in some instances to a significant extent.   Due to the difficulty of predicting our results of operations and the other factors, it is difficult for industry or financial analysts to accurately forecast our results. The trading market for our common shares is influenced by the research and reports that such industry or financial analysts publish about us or our business. If an analyst who covers us changes his or her financial estimates or investment recommendation, or if our results of operations fall short of their estimates, the price of our common shares could decline.

The success of the Company depends on the ability of its senior management team, as well as the Company’s ability to attract and retain key personnel.

The Company’s success is highly dependent on the abilities of its management team. The management team must be able to effectively work together to successfully conduct the Company’s current operations, as well as implement the Company’s strategy, which includes significant domestic expansion. If it is unable to do so, the results of operations and financial condition of the Company may suffer. In addition, as part of the Company’s strategy of international expansion, there is intense competition for the services of qualified personnel. The failure to retain current key managers or key members of product development, manufacturing, or marketing staff, or to hire additional qualified personnel for new operations could be detrimental to the Company’s business.

Our common stock is quoted only on the OTC Bulletin Board, which may have an unfavorable impact on our stock price and liquidity.

Our common stock is quoted on the OTC Bulletin Board. The OTC Bulletin Board is a significantly more limited market than the New York Stock Exchange or NASDAQ system. The quotation of our shares on the OTC Bulletin Board may result in a less liquid market available for existing and potential stockholders to trade shares of our common stock, could depress the trading price of our common stock, and could have a long-term adverse impact on our ability to raise capital in the future.

Because we became public by means of a “reverse merger,” we may not be able to attract the attention of major brokerage firms.

Additional risks may exist since we will become public through a “reverse merger.” Securities analysts of major brokerage firms may not provide coverage of us since there is little incentive to brokerage firms to recommend the purchase of our common stock. We cannot assure you that brokerage firms will want to conduct any secondary offerings on behalf of our company in the future.

We cannot assure you that the common stock will become liquid or that it will be listed on a securities exchange.

We would like to list our common stock on the NASDAQ Capital Market as soon as practicable. However, we cannot assure you that we will be able to meet the initial listing standards of either of those or of any other stock exchange, or that we will be able to maintain any such listing. Until the common stock is listed on an exchange, we expect that it would be eligible to be quoted on the OTC Bulletin Board, another over-the-counter quotation system, or in the “pink sheets.” In those venues, however, investor liquidity may be limited

In the event we seek additional capital through equity or debt offerings, our existing stockholders may be diluted or we may be unable to find additional capital on terms favorable to us and our stockholders.

In the event that we need additional working capital for our projected operations, we may seek capital through debt or equity offerings which could result in the issuance of additional shares of our capital stock and/or rights to acquire additional shares of our capital stock. Those additional issuances of capital stock would result in a reduction of the percentage of ownership interest held by our existing stockholders. Also, the addition of a substantial number of shares of our common stock into the market or the registration of any other securities may significantly and negatively affect the prevailing market price for our common stock. Finally, we may not be able to find additional capital on terms favorable to us through existing markets or investors due to market conditions, our historical performance, or our stock price.

There may be issuances of shares of preferred stock in the future.

Although we currently do not have preferred shares outstanding, the Company could at some time in the future authorized preferred shares and the board of directors could complete the issuance of a series of preferred stock that would grant holders preferred rights to our assets upon liquidation, the right to receive dividends before dividends would be declared to common stockholders, and the right to the redemption of such shares, possibly together with a premium, prior to the redemption of the common stock. To the extent that we do issue preferred stock, the rights of holders of common stock could be impaired thereby, including without limitation, with respect to liquidation

Compliance with corporate governance and disclosure standards is costly.

The Company has spent and continues to spend a significant amount of management time and resources to comply with laws, regulations and standards relating to corporate governance and public disclosure. Because the Company qualifies as a smaller reporting company, the Company’s independent registered public accounting firm is not required to provide an attestation report. However, there is no guarantee that the Company will receive management assurance or an attestation by our independent registered public accounting firm that internal control over financial reporting is effective in future periods. In the event that the Company’s chief executive officer, chief financial officer or independent registered public accounting firm determines that the Company’s internal control over financial reporting is not effective as required by Section 404 of Sarbanes-Oxley, investor perceptions of the Company may be adversely affected. In addition, overhead may increase as a result of the additional costs associated with complying with the complex legal requirements associated with being a public reporting company.

Our compliance with SEC rules concerning internal controls may be time consuming, difficult and costly.

It may be time consuming, difficult and costly for us to develop and implement the internal controls and reporting procedures required by SEC rules including Sarbanes-Oxley.  We may need to hire additional financial reporting, internal controls and other finance staff in order to develop and implement appropriate internal controls and reporting procedures. If we are unable to comply with Sarbanes-Oxley’s internal controls requirements, we may not be able to obtain the independent accountant certifications that Sarbanes-Oxley Act requires publicly-traded companies to obtain.

Item 3.02. Unregistered Sales of Equity Securities.

On the Closing we issued 47,000,000 shares of Common Stock to the one shareholder of Goliath Film and Media International. The issuance of shares was exempt under Section 4(2) of the Securities Act as a transaction not involving any public offering or solicitation.

Item 5.01  Changes In Control of the Registrant

A change of control took place on the Closing Date from Learned J. Hand, the former  officer and director of the Company and its majority shareholder.  On the Closing Date, pursuant to the terms of the Exchange Agreement, the Company  acquired Goliath by issuing 47,000,000 new shares of Common Stock of the Company, constituting 70.1% of the Registrant's common stock  giving effect to the issuance of such shares and the cancellation of shares by Mr. Hand.   As a result of these transactions, Goliath became a wholly owned subsidiary of the Company, and the former Goliath shareholder, Lamont Roberts, obtained control by virtue of his ownership of 47,000,000 shares of the Company.  The persons who obtained control on the Closing are set forth in the following table. The following table sets forth certain information regarding beneficial ownership of our common stock as of October 31, 2011 by (i) each person (or group of affiliated persons) who is known by us to own more than five percent of the outstanding shares of our common stock, (ii) each director, and named executive officer, and (iii) all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to the shares. We had 67,000,000 shares outstanding as of October 31, 2011.

Name and title, if any

Number of Shares

Percentage

Lamont Roberts, President, CEO and Director

47,000,000

70.1%

Kaila Criscione, COO, Secretary and Director

  --

--

John Ballard, Chief Financial Officer

 --

--

Learned J. Hand, former officer/director

7,580,184

11.3%

All officers and directors as a group

    (3 persons)

47,000,000

70.1%

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 29, 2010, upon the closing of the Exchange  Agreement, Learned J. Hand resigned as Chief Executive Officer and Chief Financial Officer.  Lamont Roberts was elected as Director and as President and Chief Executive Officer; John Ballard was elected as Chief Financial Officer, and Kaila Criscione was elected as Chief Operating Officer, Secretary and Director.

Lamont Roberts has been President of Goliath since October, 2011. In 1997 he co-founded Millennium Personal and Business Management Corporation with Wilt Chamberlain, representing and managing a client base comprising actors, athletes, directors, musicians and writers. In the late 1990s Mr. Roberts also began producing film and television projects. In 2003, he was hired as the chief executive of Reel Image, Inc., an independent production and distribution company.  As the head of Reel Image, Inc., Mr. Roberts partnered with film industry veterans Reuben Cannon and Michael Shultz and provided the initial funding of development capital for a future episodic series and/or film based upon the famous Blokhedz cartoon characters. Currently he is working on distributing a documentary that he wrote, funded and produced entitled “Chosen By God- the Great Black Pharaohs of the 25th Dynasty.” As an independent producer, Mr. Roberts produced the feature films “The Truth About Layla,” and “The Marina Murders.” He acted as an Associate Producer on the feature film “Seducing Spirits,” and was the executive in charge of production for the feature film “The Perfect Argument,” and the documentaries “Film Struggle,” and “Living with Cancer.”  Mr. Roberts has a BSBA in Finance and an MA in Real Estate and Urban Economics from the University of Florida. He is a best selling author and lives in Marina del Rey, CA.

Kaila Criscione has already garnered experience in the entertainment industry. She was the cinematographer/editor for  Chosen By God- the Great Black Pharaohs of the 25th Dynasty, and has written, directed and/or acted as cinematographer of several short films and commercials. Kaila Criscione has presented a number of television and film roles, including starring in "The Biggest Fan" under the name Kaila Amariah, in which she won the Best Actress, Golden Spirit Award, Best Up and Coming Actress by Pop Star Magazine, and starring in The Truth About Layla, Sacred Terror, Seducing Spirits, and Dizzyland.   Ms. Criscione has also won four national titles in public speaking, and graduated from the University of Southern California with a bachelor of arts in Cinematic Arts Film and Television Production.

John Ballard, age 54, was elected as Chief Financial Officer in October, 2011. From September 2003 to 2009,  Mr. Ballard was Chief Financial Officer of Worldwide Manufacturing USA, Inc., a publicly traded company headquartered in California. John Ballard has nearly two decades of business management, project management, and accounting experience. From January 2002 to the present, Mr. Ballard has been a financial consultant and director of Reveal Systems, Inc., a software development company and Internet provider based in Longmont, Colorado. Mr. Ballard was the Chief Financial Officer of Call Solutions Inc., a publicly traded company, from October 1999 to November 2002. Call Solutions was in the business of opening call centers. From 1997-1999 Mr. Ballard owned and operated the food operations Cookies N Kreme and Lincoln Street Cafe in the Denver Metropolitan Area. In 1993, Mr. Ballard retired and he traveled until 1997.  From 1988 to 1993, Mr. Ballard was Chief Financial Officer for Apple Sundries, Inc., a Denver retail chain. Mr. Ballard holds a Bachelor of Science Degree in Management and Marketing from the University of Colorado where he graduated Magna Cum Laude. Mr. Ballard also holds a Masters of Business in Administration from Regis University.

Director Independence

Currently, the Company does not have any independent directors. Since the Company’s Common Stock is not currently listed on a national securities exchange, we have used the definition of “independence” of The NASDAQ Stock Market to make this determination.

Under NASDAQ Listing Rule 5605(a)(2), an "independent director" is a "person other than an officer or employee of the company or any other individual having a relationship which, in the opinion of the company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director."

We do not currently have a separately designated audit, nominating or compensation committee.  However, we do intend to comply with the independent director and committee composition requirements in the future.

Item 8.01 Other Events.

We will provide other information with respect to our production and distribution activities via amendment.

Item 9.01 Financial Statement and Exhibits.

(a)  Financial Statements of Business Acquired.

Since Goliath was recently formed and had nominal activity, there is no requirement to provide audited financial statements of Goliath nor any interim financial statements or pro forma statements with respect to this acquisition.

(b)  Pro Forma Financial Information.

Not applicable.

(c)  Shell Company Transactions.

Not applicable.

(d)  Exhibits.

Exhibit No.	Description
2.1	Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 31, 2011

GOLIATH FILM AND MEDIA HOLDINGS

By: /s/    Lamont Roberts

Name: Lamont Roberts

Title: Chief Executive Officer